HICKORY FUND
WEHIX

Summary Prospectus
July 31, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2021 and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at https://weitzinvestments.com/resources/product-literature/default.fs. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzinvestments.com.

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (12b-1) fees	None
Other expenses(1)	0.29%
Total annual fund operating expenses	1.14%
Fee waiver and/or expense reimbursement(2)	(0.05)%
Total annual fund operating expenses after	1.09%
fee waiver and/or expense reimbursement

(1) Restated to reflect current expenses. Effective July 31, 2021, the Fund’s administrative services fees were revised.

(2) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses to 1.09% of the Fund’s average daily net assets through July 31, 2022. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$111	$357	$623	$1,382

Weitz Funds – Hickory Fund

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment strategy (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. Under normal circumstances, the Fund will invest the majority of its assets in common stock of medium-sized companies. The Fund considers medium-sized companies to be issuers with market capitalizations less than or equal to the largest company in the Russell Midcap Index, which was $60.804 billion as of June 30, 2021. The Fund may invest in securities issued by non-U.S. companies, which may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.

We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced are at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

  Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
  Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
  Concentration Risk The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its largest holdings.
  Mid-Size Company Risk Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth. Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
  Non-U. S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.
  Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant broad-based securities market indices. The Russell Midcap Index, the Fund’s primary comparative index, measures the performance of the 800 next-largest U.S. companies, after the 1000 largest U.S. companies. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense

Weitz Funds – Hickory Fund

reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Effective March 29, 2019, the Fund revised its principal investment strategies. The Fund’s past performance in the bar chart and table for periods prior to March 29, 2019 reflect the Fund’s prior principal investment strategies and may not be indicative of future performance results. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.

The Fund’s year-to-date return for the six months ended June 30, 2021 was 14.42%.

BEST AND WORST PERFORMING QUARTERS
(during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020		18.24%
Worst quarter	1st quarter 2020		-27.69%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2020)
	1 Year	5 Year	10 Year
Return before taxes	5.88%	8.18%	8.01%
Return after taxes on distributions	3.78%	6.80%	6.87%
Return after taxes on distributions and sale of fund	4.83%	6.24%	6.33%
shares
Comparative Index (reflects no deduction for fees, expenses or taxes):
Russell Midcap Index	17.10%	13.40%	12.41%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers

Wallace R. Weitz, CFA, and Andrew S. Weitz are jointly and primarily responsible for the day-to-day management of the Fund. Wallace R. Weitz has been a portfolio manager of the Fund since January 1, 2003. Andrew S. Weitz became a portfolio manager of the Fund on December 30, 2011.

Weitz Funds – Hickory Fund

Purchase and Sale of Fund Shares

The minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219), by telephone at 800-304-9745, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/ or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WEHIX Sum Pro
3322021

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